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Following is the text of ICN Pharmaceuticals, Inc.'s first quarter conference call held on May 3, 2001:

                    [LOGO OF ICN PHARMACEUTICALS, INC.]

                         ICN PHARMACEUTICALS, INC.

                     First Quarter 2001 Conference Call
                                May 3, 2001

                                SAFE HARBOR
                                -----------

THE SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:

This conference call contains forward-looking statements that involve risks and uncertainties including, but not limited to, projections of future sales, operating income, returns on invested assets, regulatory approval processes, and other risks detailed from time to time in the Company's Securities and Exchange Commission filings.

                    FINANCIAL PERFORMANCE RESULTS (1Q):
                    -----------------------------------

                         1Q01            1Q00            %
                        ------          ------        ------

Record Revenues         $199M           $192M           +3%

Op income               $ 46M           $ 53M          -24%

Pre-Tax                 $ 30M           $ 38M          -21%

Tax Rate                  31%             29%

Net Income              $ 21M           $ 27M          -22%

EPS*                    $.26            $.34           -23%

One penny above Frist Call consensus of $.25


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                          FIRST QUARTER HIGHLIGHTS
                          ------------------------

o    Revenues Reached Record $199 million

o    Operating income was $41 million

o    Pre-tax income was $30 million

o    Net income was $21 million

o    EPS were $.26 one penny above analysts estimates

o Ribavirin royalties were $28 million for 2001 vs. $33 million in 2000 (down 17%).

o Temporary slowdown in royalties as physicians await new Hepatitis C treatment. (Peg-Intron & Ribavirin)

o    Received priority review by FDA - action date is 8/5/01.

o    Ongoing effort to reduce working capital in 1st quarter $35 million.

                              REGIONAL REVIEW
                              ---------------

NORTH AMERICA:
-------------

                        1Q2001          1Q2000           %
                        ------          ------        ------

Revenues                $ 42M           $ 30M          +42%

Operating income        $ 18M           $ 15M          +26%

Comments:

o    Dermatologicals strong, particulary Efudex.

o    A continued prescription growth in new Hydroquinone Glyquin.

o    Strong performance by anti-aging laser applications.

                              REGIONAL REVIEW
                              ---------------

AMERICAS GROUP
--------------

                        1Q2001          1Q2000           %
                        ------          ------        ------

Revenues                $ 68M           $ 59M          +16%

Operating income        $ 26M           $ 23M          +13%

                              REGIONAL REVIEW
                              ---------------

WESTERN EUROPE
--------------

                        1Q2001          1Q2000           %
                        ------          ------        ------

Revenues                $ 53M           $ 47M           12%

Operating income        $4.4M           $6.6M          -31%

Comments:

o    One time write-off for staff reductions in Hungary, Poland and Czech
     Republic.

o    Spain sales increased 10 percent, calcitonin and Nuclosina.

o    Poland sales up 34%.

o    Czech Republic launched anti-depressant Anxiron.

                              REGIONAL REVIEW
                              ---------------

INTERNATIONAL GROUP
-------------------

                        1Q2001          1Q2000           %
                        ------          ------        ------

Revenues                $ 88M           $ 85M            3%

Operating income        $  3M           $  9M          -62%


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                              REGIONAL REVIEW
                              ---------------

LATIN AMERICA
-------------

                        1Q2001          1Q2000           %
                        ------          ------        ------

Revenues                $ 26M           $ 29M          -11%

Operating income        $  8M           $  9M           -8%

Comments:

o    Economic slowdown in Mexico affected healthcare expenditures.

o    Argentina revenue increased 46%.

                              REGIONAL REVIEW
                              ---------------

EASTERN EUROPE:
--------------

                        1Q2001          1Q2000           %
                        ------          ------        ------

Revenues                $ 24M           $ 27M           -8%

Op. Income (loss)       $ -2M           $  2M           N/A

Comments:

o    Sales of ten leading products in Russia up substantially.

                              REGIONAL REVIEW
                              ---------------

AAA
---

                        1Q2001          1Q2000           %
                        ------          ------        ------

Revenues                $10.6M          $11.4M          -7%

Op Income               $   1M          $   1M          +1%


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                           RESEARCH & DEVELOPMENT
                           ----------------------

o R&D spending totaled approximately $6.3 million, up from $4 million in 2000.

o    Total R&D spent is $17M.

o Anti-cancer drug, Tiazofurin granted Orphan-Drug Status designation by FDA.

o    Phase I clinical studies of Levovirin started in February.

o    R&D renovation in Costa Mesa on schedule.

                          STRATEGIC RESTRUCTURING
                          -----------------------

o The company's Board of Directors remains committed to divide ICN into three separate publicly traded companies - Ribapharm, ICN
     International and ICN Americas - to enhance shareholder value.

o Draft circulars filed for the listing of ICN International on the Budapest and London stock exchanges.

                          STRATEGIC RESTRUCTURING
                          -----------------------

                                    ICN


RIBAPHARM

o    20% to be sold in IPO/Repaid Debt

o    80% distributed to shareholders


ICN INTERNATIONAL

o    Up to 40% to be sold in IPO or sale